Exhibit (q)

WEBs ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Benjamin Fulton, Keith Cunningham and Kevin Rich (with full power to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 (File No. 333-215607) and the Investment Company Act of l940 (File No. 811-23227), including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 2nd day of December, 2024.

/s/ Kathy Cuocolo
Kathy Cuocolo

State of New York	)
) SS
County of Kings	)

On this 2nd day of December, 2024, personally appeared before me, a Notary Public in and for said County and State, Kathy Cuocolo, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth. This electronic notarial act involved a remote online appearance involving the use of communication technology.

“Official Seal”

Mary Saragoussi
Notary Public, State of New York	Notary Public

My Commission Expires: February 3, 2027

WEBs ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Benjamin Fulton, Keith Cunningham and Kevin Rich (with full power to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 (File No. 333-215607) and the Investment Company Act of l940 (File No. 811-23227), including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 5th day of December, 2024.

/s/ Deborah Fuhr
Deborah Fuhr

State of New York	)
) SS
County of Kings	)

On this 5th day of December, 2024, personally appeared before me, a Notary Public in and for said County and State, Deborah Fuhr, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth. This electronic notarial act involved a remote online appearance involving the use of communication technology.

“Official Seal”

Mary Saragoussi
Notary Public, State of New York	Notary Public

My Commission Expires: February 3, 2027

WEBs ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Keith Cunningham and Kevin Rich (with full power to act alone) his true and lawful attorney-in-fact and agent, for his on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 (File No. 333-215607) and the Investment Company Act of l940 (File No. 811-23227), including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 2nd day of December, 2024.

/s/ Benjamin Fulton
Benjamin Fulton

State of New York	)
) SS
County of Kings	)

On this 2nd day of December, 2024, personally appeared before me, a Notary Public in and for said County and State, Benjamin Fulton, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth. This electronic notarial act involved a remote online appearance involving the use of communication technology.

“Official Seal”

Mary Saragoussi
Notary Public, State of New York	Notary Public

My Commission Expires: February 3, 2027

WEBs ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Benjamin Fulton, Keith Cunningham and Kevin Rich (with full power to act alone) his true and lawful attorney-in-fact and agent, for his on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 (File No. 333-215607) and the Investment Company Act of l940 (File No. 811-23227), including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 3rd day of December, 2024.

/s/ Peter Cieszko
Peter Cieszko

State of Connecticut	)
) SS
County of Fairfield	)

On this 3rd day of December, 2024, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Edwin Silva	/s/ Edwin Silva
Notary Public, State of Connecticut	Notary Public

My Commission Expires: February 28, 2029